Discontinued Operation	12 Months Ended
Dec. 31, 2023
Discontinued Operation [Abstract]
DISCONTINUED OPERATION

NOTE 4 – DISCONTINUED OPERATION

The Company’s subsidiary, REIT Changjiang, was primarily engaged in solid waste processing business. On November 12, 2021, the Company signed a share transfer agreement with Zhixin Group (Hong Kong) Co., Ltd. and Xiamen Zhixin Building Materials Co., Ltd. (collectively, “Zhixin”) to sell 100% ownership interest in REIT Changjiang to Zhixin for a cash consideration of RMB60.0 million (approximately $9.4 million). As of December 31, 2021, the Company received RMB15 million (approximately $2.1 million) from Zhixin. The Company recorded a loss from the disposition of $6,335,508 for the year ended December 31, 2021. During the year ended December 31, 2022, the Company further received RMB38.5 million (approximately $5.7 million) from Zhixin. During the year ended December 31, 2023, the Company further received RMB4.0 million (approximately $0.6 million) from Zhixin. The remaining balance amounted to $556,145. Allowance for uncollectible balances from the operations of REIT Changjiang amounted to $556,145 as of December 31, 2023.

The discontinued operation represents a strategic shift that has a major effect on the Company’s operations and financial results, which triggers discontinued operations accounting in accordance with ASC 205-20-45. The results of operations related to the discontinued operations for the years ended December 31, 2021 were reported as loss from discontinued operations.

The results of discontinued operations of REIT Changjiang for the years ended December 31, 2023, 2022 and 2021 are as follows:

	For the Year Ended December 31,
	2023	2022	2021
Revenue	$-	$-	886,571
Cost of revenues	-	-	1,657,799
Gross loss	-	-	(771,228)
Operating expenses	-	-	829,049
Loss from discontinued operations	-	-	(1,600,277)
Other income, net	-	-	4,375
Loss before tax	-	-	(1,595,902)
Income tax benefit	-	-	488
Net loss from discontinued operations	$-	$-	(1,596,390)